Exhibit 99.2

Financial Supplement

Financial Information
as of December 31, 2009
(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the SEC by Platinum Underwriters Holdings, Ltd., including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Our Investor Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
December 31, 2009

Address:

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

Investor Information:

Lily Outerbridge
Vice President, Director of Investor Relations
Tel: (441) 298-0760
Fax: (441) 296-0528
Email: louterbridge@platinumre.com

Website:

www.platinumre.com

Publicly Traded Equity Securities:

Common Shares (NYSE: PTP)

Note on Non-GAAP Financial Measures:
In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss, related underwriting ratios and fully converted book value per common share, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, assist in understanding the Company.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures such as income or loss before income tax expense or benefit and total shareholders’ equity are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”).  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, severe catastrophic events over which we have no control, the effectiveness of our loss limitation methods and pricing models, the adequacy of our liability for unpaid losses and loss adjustment expenses, our ability to maintain our A.M. Best Company, Inc. and Standard & Poor’s ratings, our ability to raise capital on acceptable terms if necessary, the cyclicality of the property and casualty reinsurance business, the highly competitive nature of the property and casualty reinsurance industry, our ability to maintain our business relationships with reinsurance brokers, the availability of retrocessional reinsurance on acceptable terms, market volatility and interest rate and currency exchange rate fluctuation, tax, regulatory or legal restrictions or limitations applicable to us or the property and casualty reinsurance business generally, general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged United States or global economic downturn or recession; and changes in our plans, strategies, objectives, expectations or intentions, which may happen at any time at our discretion.  As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of us.  The foregoing factors should not be construed as exhaustive.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.
Table of Contents
December 31, 2009

Section:	Page:
Balance Sheet:
a. Condensed Consolidated Balance Sheets	3

Statements of Operations:
a. Condensed Consolidated Statements of Operations and Comprehensive Income - Summary	4
b. Condensed Consolidated Statements of Operations and Comprehensive Income - by Quarter	5

Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings Per Common Share - Summary	6
b. Computation of Basic and Diluted Earnings Per Common Share - by Quarter	7
c. Fully Converted Book Value Per Common Share	8

Cash Flow Statement:
a. Condensed Consolidated Statements of Cash Flows - Summary	9
b. Condensed Consolidated Statements of Cash Flows - by Quarter	10

Segment Data:
a. Segment Reporting - Three Month Summary	11
b. Segment Reporting - Twelve Month Summary	12
c. Property and Marine Segment - by Quarter	13
d. Casualty Segment - by Quarter	14
e. Finite Risk Segment - by Quarter	15

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	16
b. Premiums by Line of Business - Three Month Summary	17
c. Premiums by Line of Business - Twelve Month Summay	18

Other Company Data:
a. Key Ratios, Share Data, Ratings	19

Investments:
a. Investment Portfolio	20
b. Available-for-Sale Security Detail	21
c. Corporate Bonds Detail	22
d. Net Realized Gains (Losses) on Investments and Net Impairment Losses	23

Loss Reserves:
a. Analysis of Losses and LAE	24
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions	25

Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	26

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
December 31, 2009
(amounts in thousands, except per share amounts)

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008

Assets
Investments	$3,660,515	3,953,620	4,049,472	3,968,831	$3,371,886
Cash, cash equivalents and short-term investments	709,134	460,171	349,786	345,810	888,053
Reinsurance premiums receivable	269,912	272,489	261,817	356,736	307,539
Accrued investment income	29,834	32,646	33,813	32,817	29,041
Reinsurance balances (prepaid and recoverable)	29,710	31,171	24,715	18,220	23,310
Deferred acquisition costs	40,427	45,581	43,720	47,828	50,719
Funds held by ceding companies	84,478	85,211	120,232	136,944	136,278
Other assets	197,568	276,733	84,583	83,810	120,337
Total assets	$5,021,578	5,157,622	4,968,138	4,990,996	$4,927,163

Liabilities
Unpaid losses and loss adjustment expenses	$2,349,336	2,373,151	2,394,330	2,494,997	$2,463,506
Unearned premiums	180,609	209,951	190,757	213,638	218,890
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	90,461	93,013	121,780	127,195	125,551
Other liabilities	73,441	61,442	58,567	75,707	59,819
Total liabilities	2,943,847	2,987,557	3,015,434	3,161,537	3,117,766

Total shareholders' equity	2,077,731	2,170,065	1,952,704	1,829,459	1,809,397

Total liabilities and shareholders' equity	$5,021,578	5,157,622	4,968,138	4,990,996	$4,927,163

Book value per common share (a)	$45.22	43.55	39.23	35.76	$34.58

(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

Revenue
Net premiums earned	$227,584	274,238	937,336	$1,114,796
Net investment income	40,871	42,537	163,941	186,574
Net realized gains on investments	24,713	60,521	78,630	57,254
Net impairment losses	(5,864)	(17,590)	(17,603)	(30,686)
Other (expense) income	(1,138)	(195)	3,084	337
Total revenue	286,166	359,511	1,165,388	1,328,275

Expenses
Net losses and LAE	109,993	193,775	478,342	718,233
Net acquisition expenses	47,916	59,716	176,419	242,715
Net changes in fair value of derivatives	2,913	5,700	9,741	14,114
Operating expenses	25,698	20,265	94,682	88,208
Net foreign currency exchange (gains) losses	(242)	3,497	(399)	6,760
Interest expense	4,759	4,753	19,027	19,006
Total expenses	191,037	287,706	777,812	1,089,036

Income before income tax expense	95,129	71,805	387,576	239,239
Income tax expense	4,358	7,753	4,285	12,999

Net income	90,771	64,052	383,291	226,240
Preferred dividends	-	2,602	1,301	10,408

Net income attributable to common shareholders	$90,771	61,450	381,990	$215,832

Basic
Weighted average common shares outstanding	48,294	47,363	49,535	49,310
Basic earnings per common share	$1.88	1.30	7.71	$4.38

Diluted
Adjusted weighted average common shares outstanding	51,466	54,499	52,315	56,855
Diluted earnings per common share	$1.76	1.18	7.33	$3.98

Comprehensive income
Net income	$90,771	64,052	383,291	$226,240
Other comprehensive income (loss), net of deferred taxes	(36,726)	(18,730)	133,226	(164,648)
Comprehensive income	$54,045	45,322	516,517	$61,592

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008

Revenue
Net premiums earned	$227,584	229,538	232,462	247,752	$274,238
Net investment income	40,871	44,747	44,077	34,246	42,537
Net realized gains on investments	24,713	22,553	10,794	20,570	60,521
Net impairment losses	(5,864)	(5,075)	(3,256)	(3,408)	(17,590)
Other (expense) income	(1,138)	(1,222)	5,212	232	(195)
Total revenue	286,166	290,541	289,289	299,392	359,511

Expenses
Net losses and LAE	109,993	99,240	124,945	144,164	193,775
Net acquisition expenses	47,916	50,009	38,338	40,156	59,716
Net changes in fair value of derivatives	2,913	4,305	106	2,417	5,700
Operating expenses	25,698	25,210	22,906	20,868	20,265
Net foreign currency exchange (gains) losses	(242)	(616)	(537)	996	3,497
Interest expense	4,759	4,757	4,756	4,755	4,753
Total expenses	191,037	182,905	190,514	213,356	287,706

Income before income tax expense	95,129	107,636	98,775	86,036	71,805
Income tax (benefit) expense	4,358	(1,832)	645	1,114	7,753

Net income	90,771	109,468	98,130	84,922	64,052
Preferred dividends	-	-	-	1,301	2,602

Net income attributable to common shareholders	$90,771	109,468	98,130	83,621	$61,450

Basic
Weighted average common shares outstanding	48,294	49,660	50,580	49,521	47,363
Basic earnings per common share	$1.88	2.20	1.94	1.69	$1.30

Diluted
Adjusted weighted average common shares outstanding	51,466	52,039	51,594	53,702	54,499
Diluted earnings per common share	$1.76	2.10	1.90	1.58	$1.18

Comprehensive income
Net income	$90,771	109,468	98,130	84,922	$64,052
Other comprehensive income (loss), net of deferred taxes	(36,726)	106,570	64,958	(1,576)	(18,730)
Comprehensive income	$54,045	216,038	163,088	83,346	$45,322

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

Earnings
Basic
Net income attributable to common shareholders	$90,771	61,450	381,990	$215,832

Diluted
Net income attributable to common shareholders	90,771	61,450	381,990	215,832
Effect of dilutive securities:
Preferred share dividends	-	2,602	1,301	10,408
Adjusted net income for diluted earnings per share	$90,771	64,052	383,291	$226,240

Common Shares
Basic
Weighted average common shares outstanding	48,294	47,363	49,535	49,310

Diluted
Weighted average common shares outstanding	48,294	47,363	49,535	49,310
Effect of dilutive securities:
Conversion of preferred shares	-	5,750	756	5,177
Common share options	2,623	994	1,595	2,017
Restricted common shares and common share units	549	392	429	351
Adjusted weighted average common shares outstanding	51,466	54,499	52,315	56,855

Earnings Per Common Share
Basic earnings per common share	$1.88	1.30	7.71	$4.38

Diluted earnings per common share	$1.76	1.18	7.33	$3.98

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008

Earnings
Basic
Net income attributable to common shareholders	$90,771	109,468	98,130	83,621	$61,450

Diluted
Net income attributable to common shareholders	90,771	109,468	98,130	83,621	61,450
Effect of dilutive securities:
Preferred share dividends	-	-	-	1,301	2,602
Adjusted net income for diluted earnings per share	$90,771	109,468	98,130	84,922	$64,052

Common Shares
Basic
Weighted average common shares outstanding	48,294	49,660	50,580	49,521	47,363

Diluted
Weighted average common shares outstanding	48,294	49,660	50,580	49,521	47,363
Effect of dilutive securities:
Conversion of preferred shares	-	-	-	3,067	5,750
Common share options	2,623	1,950	665	812	994
Restricted common shares and common share units	549	429	349	302	392
Adjusted weighted average common shares outstanding	51,466	52,039	51,594	53,702	54,499

Earnings Per Common Share
Basic earnings per common share	$1.88	2.20	1.94	1.69	$1.30

Diluted earnings per common share	$1.76	2.10	1.90	1.58	$1.18

Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value Per Common Share
December 31, 2009

	Conversion		Conversion	Common
	Multiple /		Amount	Shares		Book Value Per
	Exercise Price		($000)	(000)		Common Share

Total shareholders' equity as of December 31, 2009			$ 2,077,731	45,943	(a)	$ 45.22

Common share options:
The Travelers Companies, Inc.	27.00		-	1,785		(1.56)
Renaissance Re Holdings, Ltd.	27.00		-	744		(0.65)

Management and directors' options	31.12	(b)	69,647	2,238		(0.61)

Directors' and officers' restricted common share units			-	933		(0.82)

Fully converted book value per common share as of December 31, 2009			$ 2,147,378	51,643		$ 41.58

(a) As of December 31, 2009 there were 45,942,639 common shares issued and outstanding.  Included in this number were 229,017 of restricted common shares issued but unvested.
(b) Weighted average exercise price of options with a price below $38.29, the closing share price at December 31, 2009.

On February 17, 2009, our 5,750,000 outstanding 6% Series A Mandatory Convertible Preferred Shares automatically converted into 5,750,000 common shares at a ratio of one to one which was based on the volume weighted average price of our common shares from January 14, 2009 through February 11, 2009.

See Note on Non-GAAP Financial Measures on page 1.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows - Summary
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

Net cash provided by (used in) operating activities	$54,720	(135,345)	477,197	$128,899

Net cash provided by (used in) investing activities	365,976	364,255	(350,289)	(117,268)

Net cash used in financing activities	(150,835)	(12,517)	(264,238)	(266,798)

Effect of exchange rate changes on foreign currency cash	640	(4,057)	7,097	(8,095)

Net increase (decrease) in cash and cash equivalents	$270,501	212,336	(130,233)	$(263,262)

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows - by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008

Net cash provided by (used in) operating activities	$54,720	98,591	54,292	269,594	$(135,345)

Net cash provided by (used in) investing activities	365,976	(21,305)	9,821	(704,781)	364,255

Net cash used in financing activities	(150,835)	(2,705)	(43,743)	(66,955)	(12,517)

Effect of exchange rate changes on foreign currency cash	640	1,765	6,485	(1,793)	(4,057)

Net increase (decrease) in cash and cash equivalents	$270,501	76,346	26,855	(503,935)	$212,336

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Three Month Summary
($ in thousands)

	Three Months Ended December 31, 2009				Three Months Ended December 31, 2008
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$114,423	82,548	3,884	$200,855	$138,546	94,789	3,957	$237,292

Net premiums earned	133,934	89,189	4,461	227,584	152,241	118,241	3,756	274,238

Net losses and LAE	64,081	47,085	(1,173)	109,993	118,035	84,818	(9,078)	193,775
Net acquisition expenses	19,281	22,821	5,814	47,916	21,697	27,041	10,978	59,716
Other underwriting expenses	10,406	7,094	370	17,870	8,718	5,248	309	14,275
Total underwriting expenses	93,768	77,000	5,011	175,779	148,450	117,107	2,209	267,766
Segment underwriting income (loss)	$40,166	12,189	(550)	51,805	$3,791	1,134	1,547	6,472

Net investment income				40,871				42,537
Net realized gains on investments				24,713				60,521
Net impairment losses				(5,864)				(17,590)
Net changes in fair value of derivatives				(2,913)				(5,700)
Net foreign currency exchange gains (losses)				242				(3,497)
Other expense				(1,138)				(195)
Corporate expenses not allocated to segments				(7,828)				(5,990)
Interest expense				(4,759)				(4,753)
Income before income tax expense				$95,129				$71,805

GAAP underwriting ratios:
Loss and LAE	47.8%	52.8%	(26.3%)	48.3%	77.5%	71.7%	(241.7%)	70.7%
Acquisition expense	14.4%	25.6%	130.3%	21.1%	14.3%	22.9%	292.3%	21.8%
Other underwriting expense	7.8%	8.0%	8.3%	7.9%	5.7%	4.4%	8.2%	5.2%
Combined	70.0%	86.4%	112.3%	77.3%	97.5%	99.0%	58.8%	97.7%

Statutory underwriting ratios:
Loss and LAE	47.8%	52.8%	(26.3%)	48.3%	77.5%	71.7%	(241.7%)	70.7%
Acquisition expense	15.0%	24.2%	145.8%	21.3%	14.3%	22.2%	278.8%	21.9%
Other underwriting expense	9.1%	8.6%	9.5%	8.9%	6.3%	5.5%	7.8%	6.0%
Combined	71.9%	85.6%	129.0%	78.5%	98.1%	99.4%	44.9%	98.6%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Twelve Month Summary
($ in thousands)

	Twelve Months Ended December 31, 2009				Twelve Months Ended December 31, 2008
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$517,011	356,488	24,335	$897,834	$593,087	430,084	14,394	$1,037,565

Net premiums earned	528,488	388,901	19,947	937,336	599,110	503,300	12,386	1,114,796

Net losses and LAE	250,646	226,511	1,185	478,342	397,200	337,051	(16,018)	718,233
Net acquisition expenses	66,992	88,841	20,586	176,419	90,816	125,934	25,965	242,715
Other underwriting expenses	37,331	25,644	1,412	64,387	38,492	23,982	1,270	63,744
Total underwriting expenses	354,969	340,996	23,183	719,148	526,508	486,967	11,217	1,024,692
Segment underwriting income (loss)	$173,519	47,905	(3,236)	218,188	$72,602	16,333	1,169	90,104

Net investment income				163,941				186,574
Net realized gains on investments				78,630				57,254
Net impairment losses				(17,603)				(30,686)
Net changes in fair value of derivatives				(9,741)				(14,114)
Net foreign currency exchange gains (losses)				399				(6,760)
Other income				3,084				337
Corporate expenses not allocated to segments				(30,295)				(24,464)
Interest expense				(19,027)				(19,006)
Income before income tax expense				$387,576				$239,239

GAAP underwriting ratios:
Loss and LAE	47.4%	58.2%	5.9%	51.0%	66.3%	67.0%	(129.3%)	64.4%
Acquisition expense	12.7%	22.8%	103.2%	18.8%	15.2%	25.0%	209.6%	21.8%
Other underwriting expense	7.1%	6.6%	7.1%	6.9%	6.4%	4.8%	10.3%	5.7%
Combined	67.2%	87.6%	116.2%	76.7%	87.9%	96.8%	90.6%	91.9%

Statutory underwriting ratios:
Loss and LAE	47.4%	58.2%	5.9%	51.0%	66.3%	67.0%	(129.3%)	64.4%
Acquisition expense	12.6%	22.3%	88.0%	18.5%	15.0%	25.1%	184.3%	21.5%
Other underwriting expense	7.2%	7.2%	5.8%	7.2%	6.5%	5.6%	8.8%	6.1%
Combined	67.2%	87.7%	99.7%	76.7%	87.8%	97.7%	63.8%	92.0%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment - by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008

Net premiums written	$114,423	147,448	113,405	141,735	$138,546

Net premiums earned	133,934	132,567	128,316	133,671	152,241

Net losses and LAE	64,081	46,307	62,807	77,451	118,035
Net acquisition expenses	19,281	16,821	13,526	17,364	21,697
Other underwriting expenses	10,406	9,643	9,123	8,159	8,718
Total underwriting expenses	93,768	72,771	85,456	102,974	148,450
Segment underwriting income	$40,166	59,796	42,860	30,697	$3,791

GAAP underwriting ratios:
Loss and LAE	47.8%	34.9%	48.9%	57.9%	77.5%
Acquisition expense	14.4%	12.7%	10.5%	13.0%	14.3%
Other underwriting expense	7.8%	7.3%	7.1%	6.1%	5.7%
Combined	70.0%	54.9%	66.5%	77.0%	97.5%

Statutory underwriting ratios:
Loss and LAE	47.8%	34.9%	48.9%	57.9%	77.5%
Acquisition expense	15.0%	12.8%	10.0%	12.4%	14.3%
Other underwriting expense	9.1%	6.5%	8.0%	5.8%	6.3%
Combined	71.9%	54.2%	66.9%	76.1%	98.1%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment - by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008

Net premiums written	$82,548	88,467	87,459	98,014	$94,789

Net premiums earned	89,189	90,591	99,161	109,960	118,241

Net losses and LAE	47,085	59,243	61,042	59,141	84,818
Net acquisition expenses	22,821	19,393	20,406	26,221	27,041
Other underwriting expenses	7,094	6,751	6,130	5,669	5,248
Total underwriting expenses	77,000	85,387	87,578	91,031	117,107
Segment underwriting income	$12,189	5,204	11,583	18,929	$1,134

GAAP underwriting ratios:
Loss and LAE	52.8%	65.4%	61.6%	53.8%	71.7%
Acquisition expense	25.6%	21.4%	20.6%	23.8%	22.9%
Other underwriting expense	8.0%	7.5%	6.2%	5.2%	4.4%
Combined	86.4%	94.3%	88.4%	82.8%	99.0%

Statutory underwriting ratios:
Loss and LAE	52.8%	65.4%	61.6%	53.8%	71.7%
Acquisition expense	24.2%	21.2%	20.4%	23.5%	22.2%
Other underwriting expense	8.6%	7.6%	7.0%	5.8%	5.5%
Combined	85.6%	94.2%	89.0%	83.1%	99.4%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment - by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008

Net premiums written	$3,884	7,675	7,253	5,523	$3,957

Net premiums earned	4,461	6,380	4,985	4,121	3,756

Net losses and LAE	(1,173)	(6,310)	1,096	7,572	(9,078)
Net acquisition expenses	5,814	13,795	4,406	(3,429)	10,978
Other underwriting expenses	370	342	400	300	309
Total underwriting expenses	5,011	7,827	5,902	4,443	2,209
Segment underwriting income (loss)	$(550)	(1,447)	(917)	(322)	$1,547

GAAP underwriting ratios:
Loss and LAE	(26.3%)	(98.9%)	22.0%	183.7%	(241.7%)
Acquisition expense	130.3%	216.2%	88.4%	(83.2%)	292.3%
Other underwriting expense	8.3%	5.4%	8.0%	7.3%	8.2%
Combined	112.3%	122.7%	118.4%	107.8%	58.8%

Statutory underwriting ratios:
Loss and LAE	(26.3%)	(98.9%)	22.0%	183.7%	(241.7%)
Acquisition expense	145.8%	184.2%	66.3%	(57.6%)	278.8%
Other underwriting expense	9.5%	4.5%	5.5%	5.4%	7.8%
Combined	129.0%	89.8%	93.8%	131.5%	44.9%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written - Supplemental Information
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

Property and Marine
Excess-of-loss	$74,941	100,348	348,363	$436,951
Proportional	39,482	38,198	168,648	156,136
Subtotal Property and Marine	114,423	138,546	517,011	593,087
Casualty
Excess-of-loss	65,505	77,931	308,054	373,307
Proportional	17,043	16,858	48,434	56,777
Subtotal Casualty	82,548	94,789	356,488	430,084
Finite Risk
Excess-of-loss	150	2,304	-	3,277
Proportional	3,734	1,653	24,335	11,117
Subtotal Finite Risk	3,884	3,957	24,335	14,394
Combined Segments
Excess-of-loss	140,596	180,583	656,417	813,535
Proportional	60,259	56,709	241,417	224,030
Total	$200,855	237,292	897,834	$1,037,565

	Three Months Ended		Twelve Months Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Property and Marine
United States	$84,320	95,484	350,726	$377,328
International	30,103	43,062	166,285	215,759
Subtotal Property and Marine	114,423	138,546	517,011	593,087
Casualty
United States	72,787	77,921	315,422	366,444
International	9,761	16,868	41,066	63,640
Subtotal Casualty	82,548	94,789	356,488	430,084
Finite Risk
United States	3,884	3,957	24,335	13,161
International	-	-	-	1,233
Subtotal Finite Risk	3,884	3,957	24,335	14,394
Combined Segments
United States	160,991	177,362	690,483	756,933
International	39,864	59,930	207,351	280,632
Total	$200,855	237,292	897,834	$1,037,565

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Three Month Summary
($ in thousands)

	Three Months Ended December 31, 2009			Three Months Ended December 31, 2008
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$2,049	2,049	1,827	1,648	1,648	$4,380
North American Property Catastrophe	29,117	29,115	35,013	41,752	41,290	43,402
North American Property Risk	21,617	19,463	21,280	27,606	22,981	21,720
Other Property	34,644	34,140	34,686	29,818	29,818	29,728
Marine / Aviation Proportional	2,115	2,115	1,849	2,397	2,397	2,446
Marine / Aviation Excess	4,961	4,961	5,387	9,636	9,568	10,030
International Property Proportional	5,533	5,533	5,951	12,428	12,428	12,424
International Property Catastrophe	16,464	14,363	24,367	14,326	13,455	22,038
International Property Risk	2,684	2,684	3,574	4,961	4,961	6,073
Subtotal	119,184	114,423	133,934	144,572	138,546	152,241

Casualty
Clash	3,348	3,348	3,427	4,978	4,978	4,952
1st Dollar GL	4,066	4,066	4,208	6,081	6,081	6,252
1st Dollar Other	1,649	1,649	1,644	2,160	2,160	1,916
Casualty Excess	52,755	52,755	58,645	60,382	60,382	74,523
Accident & Health	2,856	2,856	7,316	2,511	2,511	4,562
International Casualty	5,003	5,003	6,583	9,479	9,479	10,723
International Motor	520	520	652	534	534	644
Financial Lines	12,351	12,351	6,714	8,664	8,664	14,669
Subtotal	82,548	82,548	89,189	94,789	94,789	118,241

Finite Risk
Finite Property	8	8	8	-	-	-
Finite Casualty	3,876	3,876	4,453	3,957	3,957	3,756
Subtotal	3,884	3,884	4,461	3,957	3,957	3,756

Total	$205,616	200,855	227,584	243,318	237,292	$274,238

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Twelve Month Summary
($ in thousands)

	Twelve Months Ended December 31, 2009			Twelve Months Ended December 31, 2008
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$7,350	7,350	10,792	14,122	14,122	$18,958
North American Property Catastrophe	129,142	127,888	126,418	177,825	163,474	160,884
North American Property Risk	93,451	77,088	78,413	94,520	82,945	84,471
Other Property	141,568	141,064	141,387	118,119	118,119	117,782
Marine / Aviation Proportional	8,687	8,687	9,302	11,262	11,262	11,573
Marine / Aviation Excess	17,474	17,494	21,734	36,617	36,536	37,804
International Property Proportional	29,773	29,773	28,731	42,909	42,909	42,586
International Property Catastrophe	102,593	93,854	98,176	106,947	103,870	105,187
International Property Risk	13,813	13,813	13,535	19,850	19,850	19,865
Subtotal	543,851	517,011	528,488	622,171	593,087	599,110

Casualty
Clash	15,571	15,571	15,577	21,230	21,230	21,405
1st Dollar GL	15,298	15,298	18,026	20,241	20,241	22,871
1st Dollar Other	5,913	5,913	6,106	5,739	5,739	5,261
Casualty Excess	229,484	229,484	261,113	289,575	289,575	345,104
Accident & Health	35,235	35,235	31,377	21,769	21,769	25,696
International Casualty	28,702	28,702	32,873	39,633	39,633	40,328
International Motor	3,049	3,049	3,059	3,192	3,225	3,214
Financial Lines	23,236	23,236	20,770	28,672	28,672	39,421
Subtotal	356,488	356,488	388,901	430,051	430,084	503,300

Finite Risk
Finite Property	-	-	-	931	931	931
Finite Casualty	24,335	24,335	19,947	13,463	13,463	11,455
Subtotal	24,335	24,335	19,947	14,394	14,394	12,386

Total	$924,674	897,834	937,336	1,066,616	1,037,565	$1,114,796

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008

Key Ratios

Combined ratio (%)	77.3%	72.3%	76.9%	80.1%	97.7%

Invested assets to shareholders' equity ratio	2.10:1	2.03:1	2.25:1	2.36:1	2.35:1

Debt to total capital (%)	10.7%	10.3%	11.3%	12.0%	12.1%

Net premiums written (annualized) to shareholders' equity	0.39	0.45	0.43	0.54	0.52

Share Data
Book value per common share (a)	$45.22	$43.55	$39.23	$35.76	$34.58
Common shares outstanding (000's)	45,943	49,827	49,778	51,163	47,482

Market Price Per Common Share
High	$39.45	$36.87	$30.67	$36.12	$36.16
Low	34.63	28.07	27.12	25.18	21.38
Close	$38.29	$35.84	$28.59	$28.36	$36.08

Industry Ratings
Financial Strength Rating
A.M. Best Company, Inc.	A	A	A	A	A
Standard & Poor's Ratings Services	A	n/a	n/a	n/a	n/a
Counterparty Credit Ratings (senior unsecured)
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB+	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	146	146	146	153	153

See Note on Non-GAAP Financial Measures on page 1.

(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding.

n/a = not applicable

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

	December 31, 2009			December 31, 2008
			Weighted			Weighted
		Weighted	Average		Weighted	Average
		Average	Market Yield		Average	Market Yield
	Fair Value	Book Yield	to Maturity	Fair Value	Book Yield	to Maturity

Available-for-sale securities
U.S. Government	$608,697	2.9%	3.0%	$4,641	4.4%	1.2%
U.S. Government agencies	101,082	0.6%	0.2%	811,489	3.1%	1.9%
Corporate bonds	476,986	5.1%	3.7%	690,528	5.0%	6.0%
Commercial mortgage-backed securities	215,020	5.5%	7.0%	372,806	5.4%	11.8%
Residential mortgage-backed securities	714,703	4.6%	5.5%	577,907	6.1%	6.6%
Asset-backed securities	59,699	2.6%	6.6%	134,245	4.9%	8.2%
Municipal bonds	759,501	4.2%	3.4%	393,484	3.7%	3.0%
Non-U.S. governments	578,364	3.1%	2.5%	78,704	4.2%	4.0%
Total Fixed Maturities	3,514,052	4.0%	3.8%	3,063,804	4.6%	5.4%
Preferred Stocks	3,897	29.8%	13.2%	2,845	18.1%	19.7%
Total	$3,517,949	4.0%	3.8%	$3,066,649	4.6%	5.4%

Trading securities
U.S. Government	$-	-	-	$196,383	3.6%	3.4%
Insurance-linked securities	25,682	10.7%	8.5%	-	-	-
Non-U.S. dollar denominated securities:
U.S. Government agencies	16,423	1.9%	1.8%	-	-	-
Corporate bonds	77	4.5%	2.1%	4,125	4.4%	9.6%
Non-U.S. governments	100,384	4.6%	3.1%	104,729	4.0%	2.7%
Total	$142,566	5.4%	3.9%	$305,237	3.6%	3.2%

	December 31, 2009			December 31, 2008
	Amount	% of Total		Amount	% of Total
Credit quality of investment portfolio*
Aaa	$2,341,963	64.0%		$2,299,184	68.2%
Aa	517,404	14.1%		486,582	14.4%
A	404,711	11.1%		439,255	13.0%
Baa	315,275	8.6%		143,518	4.3%
Below investment grade	81,162	2.2%		3,347	0.1%
Total	$3,660,515	100.0%		$3,371,886	100.0%

Credit quality
Weighted average credit quality	Aa2			Aa1

* Rated using external rating agencies (primarily Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Available-for-Sale Security Detail
($ in thousands)

	December 31, 2009
		Unrealized	Credit		Weighted
	Fair Value	Gain (Loss)	Quality	Duration	Average Life

Available-for-sale securities
U.S. Government	$608,697	(5,527)	Aaa	5.9

U.S. Government agencies	101,082	1,082	Aaa	0.3

Corporate bonds:
Industrial	286,580	11,560	A3	2.8
Finance	42,947	(1,280)	A3	4.6
Utilities	50,343	1,377	A3	3.6
Insurance	52,301	1,877	A3	4.4
Preferreds with maturity date	27,760	(3,913)	Baa1	6.4
Hybrid trust preferreds	17,055	(275)	A1	2.2
Subtotal	476,986	9,346	A3	3.4

Commercial mortgage-backed securities	215,020	(28,156)	Aa1	4.0	5.1

Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	613,182	339	Aaa	4.8	7.4
Non-agency residential mortgage-backed securities	93,744	(44,962)	A3	-	3.8
Alt-A residential mortgage-backed securities	7,777	(8,012)	B1	-	4.6
Subtotal	714,703	(52,635)	Aa1	4.2	6.9

Asset-backed securities:
Asset-backed securities	50,024	1,024	Aaa	0.1	6.4
Sub-prime asset-backed securities	9,675	(25,721)	Ba3	-	7.9
Subtotal	59,699	(24,697)	Aa2	0.1	6.6

Municipal bonds	759,501	14,824	Aa3	5.7

Non-U.S. governments	578,364	9,734	Aaa	3.2

Preferred Stocks	3,897	2,018	B3	2.6

Total	$3,517,949	(74,011)	Aa2	4.3

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	December 31, 2009
			Unrealized	Credit
	Par Value	Fair Value	Gain (Loss)	Quality

Largest Holdings by Issuer
Wal-Mart Stores, Inc.	$19,328	21,450	$258	Aa2
BHP Billiton Limited	18,000	19,427	1,185	A1
Vodafone Group plc	18,850	19,248	350	Baa1
MetLife, Inc.	17,897	18,952	1,192	A1
Bank of America Corporation	20,500	16,508	(3,898)	Baa2
Philip Morris International Inc.	14,000	15,583	873	A2
Diageo plc	14,000	14,694	595	A3
Hewlett-Packard Company	13,100	14,339	640	A2
The Southern Company	12,688	13,010	326	A2
AT&T Inc.	12,250	12,952	584	A2
Caterpillar Inc.	10,000	11,003	948	A2
HCC Insurance Holdings, Inc.	10,000	10,115	34	Baa1
Kraft Foods Inc.	9,200	9,834	158	Baa2
Telefonica, S.A.	8,500	9,070	422	Baa1
General Electric Company	8,375	8,763	257	Aa2
Snap-On Incorporated	7,000	7,452	401	Baa1
Canadian National Railway Company	6,900	7,273	399	A3
United Technologies Corporation	7,000	7,195	204	A2
EOG Resources, Inc.	6,660	7,081	160	A3
Pfizer Inc.	$6,000	6,520	$473	A1

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments and Net Impairment Losses
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

Net realized gains (losses) on investments
Subsidiary domiciled in Bermuda	$17,500	41,827	60,078	$38,664
Subsidiaries domiciled in the United States	7,213	18,602	18,548	18,500
Subsidiary domiciled in the United Kingdom	-	92	4	90
Total	$24,713	60,521	78,630	$57,254

Net realized gains (losses) on investments
Sale of securities	$33,078	52,830	80,924	$47,573
Mark-to-market adjustment on trading securities	(8,365)	7,691	(2,294)	9,681
Total	$24,713	60,521	78,630	$57,254

Net impairment losses by type of security
Corporate bonds	$-	187	-	$7,636
Commercial mortgage-backed securities	140	-	2,757	-
Residential mortgage-backed securities	2,583	15,787	8,358	15,787
Asset-backed securities	3,141	1,616	5,280	1,616
Preferred stocks	-	-	1,208	5,647
Total	$5,864	17,590	17,603	$30,686

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and LAE
($ in thousands)

	Analysis of Losses and LAE
	Twelve Months Ended December 31, 2009 (a)				Twelve Months Ended December 31, 2008 (b)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %

Paid losses and LAE	$620,332	13,122	$607,210	126.9%	$595,323	13,007	$582,316	81.1%
Change in unpaid losses and LAE	(126,020)	2,848	(128,868)		128,552	(7,365)	135,917
Losses and LAE incurred	$494,312	15,970	$478,342		$723,875	5,642	$718,233

	Analysis of Unpaid Losses and LAE

	As of December 31, 2009				As of December 31, 2008
	Gross	Ceded	Net	%	Gross	Ceded	Net	%

Outstanding losses and LAE	$680,487	9,169	$671,318	28.8%	$706,618	8,158	$698,460	28.5%
Incurred but not reported	1,668,849	5,159	1,663,690	71.2%	1,756,888	3,303	1,753,585	71.5%
Unpaid losses and LAE	$2,349,336	14,328	$2,335,008	100.0%	$2,463,506	11,461	$2,452,045	100.0%

(a) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate gains and losses of $19 and $11,850, respectively.

(b) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate gains and losses of $26,087 and $30, respectively.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions
($ in thousands)

	Three Months Ended December 31, 2009				Three Months Ended December 31, 2008
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$5,278	29,881	4,415	39,574	7,749	33,143	8,262	$49,154
Net premium adjustments related to prior years' losses	2,620	107	-	2,727	3,320	135	-	3,455
Net commission adjustments related to prior years' losses	63	(1,325)	(4,804)	(6,066)	20	(28)	(9,647)	(9,655)
Net favorable (unfavorable) development	7,961	28,663	(389)	36,235	11,089	33,250	(1,385)	42,954

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	(925)	(8)	-	(933)	3,233	(25)	2,565	5,773
Net premium adjustments related to prior years' losses	(281)	-	-	(281)	590	-	-	590
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	(1,206)	(8)	-	(1,214)	3,823	(25)	2,565	6,363

Total net favorable (unfavorable) development	$6,755	28,655	(389)	35,021	14,912	33,225	1,180	$49,317

	Twelve Months Ended December 31, 2009				Twelve Months Ended December 31, 2008
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$17,732	73,655	12,885	104,272	52,387	73,429	20,220	$146,036
Net premium adjustments related to prior years' losses	4,369	67	-	4,436	12,432	1,117	6	13,555
Net commission adjustments related to prior years' losses	6,144	4,441	(15,207)	(4,622)	(5,079)	(4,770)	(22,372)	(32,221)
Net favorable (unfavorable) development	28,245	78,163	(2,322)	104,086	59,740	69,776	(2,146)	127,370

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	(3,473)	(66)	59	(3,480)	18,833	(187)	2,565	21,211
Net premium adjustments related to prior years' losses	349	-	-	349	(952)	-	-	(952)
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	(3,124)	(66)	59	(3,131)	17,881	(187)	2,565	20,259

Total net favorable (unfavorable) development	$25,121	78,097	(2,263)	100,955	77,621	69,589	419	$147,629

Platinum Underwriters Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of January 1, 2010
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period			100 Year Return Period		250 Year Return Period
Zones	Perils	Estimated Gross Loss		Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss

United States / Caribbean	Hurricane	$200		200	414	414	469	$469
United States	Earthquake	14		14	247	247	323	323
Pan-European	Windstorm	160		97	331	217	398	283
Japan	Earthquake	18		18	127	127	256	256
Japan	Typhoon	$8		8	69	69	78	$78

Indicative Catastrophe Scenarios

Catastrophe Scenarios		Estimated Company Net Loss Interquartile Range

Category 3 U.S. / Caribbean Hurricane		$16	-	42
Category 4 U.S. / Caribbean Hurricane		23	-	95
Magnitude 6.9 California Earthquake		0	-	5
Magnitude 7.5 California Earthquake		$1	-	10

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, personal accident contracts and catastrophe contributions from insurance-linked securities using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are before income tax and net of reinstatement premiums.  Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries.  Ranges shown for indicative catastrophe scenarios are interquartile reflecting the middle 50% of indications.  That is, 25% of indications fall below the low end of a given range and 25% of indications fall above the high end of that range.  Thus, an actual event may produce losses that fall materially outside the indicated ranges.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.